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                                                                  Exhibit 10(a)

                          J. C. PENNEY COMPANY, INC.

                        2000 NEW ASSOCIATE EQUITY PLAN
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     1.   Purposes of Plan.  The general purposes of this 2000 New Associate
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Equity Plan ("Plan") are to issue equity compensation to persons not previously employed by J. C. Penney Company, Inc. ("Company") as a material inducement to such persons entering into an employment contract with the Company, and to motivate such persons thereafter in connection with their efforts on the Company's behalf to sustain its progress, growth, and profitability.

     2.   Shares Subject to Plan.  The maximum number of shares of the Company's
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Common Stock, par value $.50 per share ("Common Stock") upon which options to purchase shares of Common Stock ("Stock Options") or awards of Common Stock or share units ("Stock Awards") (together, "Awards") may be issued under the Plan is 5,500,000. In no event may more than 50% of the shares reserved for issuance under the Plan be issued as Stock Awards over the term of the Plan.

     Common Stock issuable under the Plan may be, in whole or in part, as determined by the Company's Board of Directors ("Board of Directors" or "Board"), authorized but unissued shares, reacquired or treasury shares, or shares available from prior plans. Upon the settlement of an option exercise under the Plan using the "stock-swap" or similar payment method, the number of shares of Common Stock tendered as a result of the exercise will again be available
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for use under the Plan. If any Stock Option granted under the Plan expires or terminates for any reason without having been exercised in full, or if any Stock Award is not earned in full, the unpurchased or unearned shares will also again be available for use under the Plan. "Common Stock" includes any security issued in substitution, exchange, or in lieu thereof. Any Awards under the Plan may be granted independent of, or in tandem with, each other or with other awards granted outside of the Plan.

     3.   Eligibility and Bases of Participation.  Awards under the Plan may be
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made to a person or persons ("Participant" or "Participants") not previously employed by the Company, as a material inducement to such person's entering into an employment contract with the Company.

     4.   Administration of Plan.  The Plan will be administered by, or under
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the direction of, a committee ("Committee") of the Board of Directors constituted in such a manner as to comply at all times with Rule 16b-3 or any successor rule ("Rule 16b-3") promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as in effect from time to time ("Exchange Act"). The Committee shall administer the Plan so as to comply at all times with the Exchange Act and the Internal Revenue Code of 1986, and any regulations promulgated thereunder, or any similar successor statute or regulation, as in effect from time to time ("Code"), and shall otherwise have plenary authority to interpret the Plan and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business. All

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interpretations and determinations of the Committee may be made on an individual or group basis, and shall be final, conclusive, and binding on all interested parties. The Committee may delegate, to the fullest extent permitted by law, its responsibilities under the Plan, other than the making of grants and awards under the Plan, to persons other than its members, subject to such terms and conditions as it may determine. Notwithstanding the foregoing, however, no stock appreciation or tax benefit rights may be granted under the Plan. Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or any action by the Committee or its delegatee fails to so comply, such provision or action will, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3, provided that if such provision or action cannot be amended to effect such compliance, such provision or action will be deemed null and void, to the extent permitted by law and deemed advisable by the relevant authority. Each Award to a Participant under this Plan will be deemed issued subject to the foregoing qualification.

     5.   Stock Option Grants.  The Committee may grant Stock Options (including
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any associated dividend equivalent rights) to Participants on such terms and conditions as the Committee may determine. These Stock Options will be non-qualified stock options within the meaning of the Code. The date of grant of each Stock Option will be the date specified by the Committee; provided, however, that such date of grant may not be prior to the date of such action by the Committee. The option price per share of Common

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Stock purchasable under a Stock Option will be determined by the Committee at the time of grant, and shall be 100% of the fair market value of the shares of Common Stock covered by the grant on such date, or such other price per share as the Committee, at the time of grant, determines to be reasonable and appropriate. The option price (and, as provided in Section 13 of the Plan, any applicable taxes thereon) of the shares as to which a Stock Option is exercised will be paid in such manner as the Committee may determine in accordance with the Plan's purposes, including: (i) in cash; (ii) in shares of Common Stock;
(iii) in services rendered; or (iv) in any combination of (i), (ii), and (iii) above. Each Stock Option will have such terms and conditions for its exercise, including the manner and effective date of such exercise, as the Committee may determine, except as otherwise specifically provided herein.

     Fair market value of the Common Stock on any date will be the mean of the high and low sales prices on such date as reported in the composite transaction table covering transactions of New York Stock Exchange listed securities, or if such Exchange is closed, or if the Common Stock does not trade on such date, by averaging the mean of the high and low sales prices on the trading dates immediately before and immediately after such date, or such other amount as the Committee may ascertain reasonably to represent such fair market value. The value of the services rendered as payment for all or a portion of the option price of a Stock Option being exercised will be the amount determined by the Board of Directors or the Committee.

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     6.   Exercise of Stock Options.  Each Stock Option will become exercisable
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upon such date as the Committee may determine, or as provided in Sections 8 and
9 of the Plan, and may be exercised thereafter at any time during its term, as to any or all full shares which have become purchasable under the provisions of the Stock Option. The term of each Stock Option may not exceed ten years, measured from the date of its grant. Except as provided in Section 9 or 12 of the Plan, a Stock Option may be exercised only by the Participant, and only if the Participant is then an associate of the Company, a subsidiary, or affiliate.

     7.   Stock Awards.  The Committee may grant a Stock Award (including any
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associated dividend equivalent rights or share units equal in value to such
Stock Award) to Participants on such terms and conditions as the Committee may determine. The Committee may determine the types of Stock Awards made, the number of shares, share units, or dividend equivalent rights covered by such awards, and any other terms and conditions relating to the Stock Awards as it deems appropriate, including any vesting conditions necessary to comply with the laws of the State of Delaware.

     8.   Change of Control.   Upon a Change of Control, each Participant will
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have the right to exercise any or all Stock Options held by the Participant, and all Stock Awards will immediately vest and be deemed to be earned, on such terms and conditions as may be determined by the Committee at the time of grant or award. For these purposes, a "Change of Control" will be deemed to have occurred if (i) at any time during any 24-month period, at least a majority of the Board of Directors will not

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consist of "Continuing Directors" (meaning directors of the Company at the beginning of such 24-month period and directors who subsequently became such, and whose election, or nomination for election, by the Company's stockholders, was approved by a majority of the then Continuing Directors); or (ii) at any time during any 12-month period, the Company directors in office at the beginning of such period cease to constitute at least a majority of the Board of Directors (disregarding any vacancy occurring during such period by reason of death or disability, but deeming any individual whose election, or nomination for election, by the Company's stockholders, to fill such vacancy was approved by a majority of the directors in office immediately prior to such vacancy, to have been in office at the beginning of such 12-month period); or (iii) any person or "group" (as determined for purposes of SEC Regulation 13D-G or successor regulation), except any majority-owned subsidiary or any Company employee benefit plan or any trust or investment manager thereunder, will have acquired "beneficial ownership" (as determined for purposes of SEC Regulation 13D-G or successor regulation) of shares of Company Common Stock having 20% or more of the voting power of all outstanding shares of Company capital stock, unless such acquisition is approved in advance by a majority of the Board of Directors in office immediately preceding such acquisition; or (iv) a merger or consolidation occurs to which the Company is a party, whether or not the Company is the surviving corporation, in which outstanding shares of Company Common Stock are converted into shares of stock or

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securities of another company, partnership, or other entity (other than a conversion into shares of voting common stock of the successor corporation or a holding company or entity thereof) or other securities (of either the Company or another company) or cash or other property (excluding payments made solely for fractional shares); or (v) the sale of all, or substantially all, of the Company's assets occurs.

     9.   Changes in Employment Status, Death.  In the event of a Participant's
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termination of employment, transfer or change of duties or position, absence, layoff, incapacity, or death (regardless of whether the deceased was employed at death), the Committee may determine the terms and conditions applicable to any Stock Option or Stock Award previously granted to the Participant and not then exercised or earned in full, as the case may be, including, without limitation,
(i) the duration of any exercise period following such event (which may not exceed the original exercise period for the Stock Option), (ii) any necessary or appropriate authorization to the Participant's legatee, distributee, guardian, legal representative, or other third party, as the Committee may determine, or
(iii) the circumstances under which all or part of such Stock Options may be terminated and any unearned Stock Awards forfeited. All determinations by the Committee with respect to the foregoing shall be final, conclusive, and binding on all interested parties.

     10.  Right to Continued Employment.  Nothing in the Plan shall confer on a
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Participant any right to continue in the employ of the Company or any of its subsidiaries or affiliates or affect

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in any way the right of the Company or any of its subsidiaries or affiliates to terminate such Participant's employment without prior notice at any time for any reason or for no reason.

     11.  Deferred Payments.  The Committee may permit a Participant to elect to
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defer receipt of all or part of any cash or stock payment under the Plan, or the
Committee may determine to defer receipt, by all or some Participants, of all or part of any such payment. Any deferral will be for such period and in accordance with such terms and conditions as the Committee may determine.

     12.  Transferability.  No unearned Stock Award or any portion thereof or
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Stock Option granted under the Plan may be assigned or transferred other than by will or the laws of descent and distribution or by such other means as the Committee, in its discretion, may approve from time to time and any attempt to do so will be void. No Stock Option will be exercisable during the Participant's lifetime except by the Participant or the Participant's guardian or legal representative, or other third party, as the Committee may determine.

     13.  Taxes.  The Company has the right to deduct from any cash payment made
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under the Plan, or otherwise, to any Participant, including a Participant subject to Section 16 of the Exchange Act, any federal, state, or local taxes of any kind required by law to be withheld by it ("Withholding Obligation") with respect to such payment. The Company's obligation to deliver shares of Common Stock pursuant to any Stock Award or Stock Option exercise under the Plan is conditioned on the payment by the Participant to the

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Company of any Withholding Obligation arising therefrom. The Company may withhold, in satisfaction of all or a portion of such Withholding Obligation referred to in the preceding sentence, that number of shares of Common Stock having an aggregate fair market value sufficient to satisfy the amount of such obligation.

     The Committee may also permit any Participant, in accordance with any applicable rules established by the Committee, to elect to satisfy all or a portion of any tax liability (including the Withholding Obligation) incurred by such Participant as a result of the Stock Award or Stock Option exercise ("Total Tax Obligation"), by having the Company withhold, or by the Participant making payment to the Company in, shares of Common Stock having an aggregate fair market value sufficient to satisfy the Total Tax Obligation.

     The Company will refund to the Participant any amount in excess of the Withholding Obligation or Total Tax Obligation, as the case may be.

     14.  Changes in Capitalization and Similar Changes.  In the event of any
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change in the number of shares of Common Stock outstanding, or the assumption and conversion of outstanding Stock Options or Stock Awards, by reason of a stock dividend, stock split, acquisition, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, spin-off, or distribution to holders of Common Stock (other than normal cash dividends), the Committee shall adjust to the extent appropriate (i) the option price under each unexercised Stock Option and (ii) the number and class of shares which may be issued on exercise of

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Stock Options granted and for Stock Awards earned, and may make any other related adjustments deemed appropriate and equitable by the Committee. Any adjustment of the number and class of shares which may be issued on exercise of Stock Options granted and for Stock Awards earned must also be approved by the Board of Directors.

     15.  Stockholder Rights.  A Participant (including for purposes of this
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Section, a Participant's legatee, distributee, guardian, legal representative, or other third party, as the Committee may determine) will have no stockholder rights with respect to any shares subject to a Stock Option or a Stock Award until such shares are issued to such Participant. Shares will be deemed issued on the date on which they are registered in the Participant's (as this term is defined in the preceding sentence) name on the Company stock records.

     16.  Effective Date.  The Plan will become effective on September 12, 2000.
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     17.  Termination and Amendment.  No Award may be made under the Plan after
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September 11, 2003, unless, prior to such Effective Date, the Board shall determine to extend the duration of the Plan for an additional term, the length of such term to be determined and approved by the Board at the time the Board extends the duration of the Plan. The Board of Directors may terminate the Plan or make such amendments as it deems advisable, including, but not limited to, any amendments to conform to or reflect any change in any law, regulation, or ruling applicable to an Award, or the Plan including, without limitation, any change in any applicable tax law, regulation, or ruling. Except as otherwise provided in or

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permitted by the Plan or by the terms, if any, of an Award under the Plan, no termination or amendment of the Plan or change in the terms of an outstanding Award may adversely affect the rights of the holder of any Award without the consent of the holder.

     18.  Severability of Provisions.  If any provision of this Plan becomes or
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is deemed invalid, illegal, or unenforceable in any jurisdiction, or if any such provision would, in the sole determination of the Committee, disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision will be construed or deemed amended to conform to applicable law or if, in the sole determination of the Committee, such provision cannot be so construed or so deemed amended without materially altering the intent of the Plan, such provision will be stricken and the remainder of the Plan will remain in full force and effect.

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